Annex II

Registration Rights

1. Definitions. As used in this Annex II, the following terms shall have the following meanings (with other capitalized terms used but not defined in this Annex II having the meaning ascribed to such terms in the Purchase Agreement):

“Advice” shall have the meaning set forth in Section 7(b) of this Annex II.

“Board” shall have the meaning set forth in Section 2(b) of this Annex II.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the InCard Common Stock and any other class of securities into which the InCard Common Stock may hereafter have been reclassified or changed into.

“Effectiveness Period” shall have the meaning set forth in Section 2(a) of this Annex II.

“Indemnified Party” shall have the meaning set forth in Section 5(c) of this Annex II.

“Indemnifying Party” shall have the meaning set forth in Section 5(c) of this Annex II.

“Issued Securities” shall mean all of the shares of Common Stock issued as Equity Consideration pursuant to the Purchase Agreement.

“Losses” shall have the meaning set forth in Section 5(a) of this Annex II.

“Other Shares” shall have the meaning set forth in Section 7(g) of this Annex II.

“Other Stockholders” shall have the meaning set forth in Section 7(g) of this Annex II.

“Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Prior Registration Statement” shall mean the registration statement filed by InCard in connection with the Prior Transaction and pursuant to that certain Registration Rights Agreement dated as of May 30, 2006, by and among InCard and the investors identified on the signature pages thereto (such investors being, the “Prior Investors”).

“Prior Transaction” shall mean the transactions contemplated by that certain Securities Purchase Agreement dated as of May 30, 2006, by and among InCard and the Prior Investors, pursuant to which the Company issued to the Prior Investors an aggregate of 3,785,500 shares of Common Stock.

“Purchase Agreement” shall mean the Asset Purchase Agreement, dated as of June [__], 2006, by and among InCard, the Company and Prosodie, S.A.

“Registrable Securities” shall mean, as of the date in question, (a) all of the Issued Securities and (b) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that Registrable Securities shall not include any shares of Common Stock constituting the Equity Consideration (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) which at any time have become capable of being resold without volume restrictions pursuant to Rule 144(k).

“Registration Statement” shall mean the registration statements required to be filed by InCard pursuant to Section 2(a) of this Annex II and any additional registration statements required to be filed by InCard pursuant to Section 3(c) of this Annex II, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all Annexes thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement in compliance with the Securities Act.

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar successor rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” shall mean Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar successor rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” shall mean Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar successor rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Trading Day” shall mean a day on which the Common Stock is traded on a securities exchange or an automated interdealer quotation system.

“Trigger Date” shall mean the date on which the Prior Registration Statement is declared effective by the Commission.

2. Registration.

(a) As soon as practicable but in no event later than forty-five (45) days following the Trigger Date, InCard shall file with the Commission a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Company of all of the Registrable Securities. Subject to the provisions set forth in this Annex II, InCard shall use its commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such registration statement effective under the Securities Act by preparing and filing with the Commission such amendments and supplements to such registration statement and Prospectus and taking such other action, if any, as may be necessary to keep such Registration Statement effective under the Securities Act until the earlier of: (i) the date that all Registrable Securities covered by such registration statement have been sold pursuant to such registration statement, or (ii) the date that all Registrable Securities covered by such registration statement may be sold without volume restrictions pursuant to Rule 144 (in a single three month period) as reasonably determined by counsel to InCard (the “Effectiveness Period”). InCard shall use commercially reasonable efforts to request effectiveness of such registration statement as of 5:00 pm Eastern Time on a Trading Day. InCard shall immediately notify the Company via facsimile of the effectiveness of such registration statement on the same Trading Day that InCard telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such registration statement. InCard shall, by 9:30 am Eastern Time on the Trading Day after the such effective date, file a registration statement pursuant to Rule 424(b) with the Commission. At the time such registration statement is declared effective, the Company shall be named as a selling security holder in such registration statement and the related prospectus in such a manner as to permit the Company to deliver such prospectus to purchasers of registered securities in accordance with applicable law. Notwithstanding anything to the contrary contained herein, in the event that the registration statement required to be filed hereunder is not declared effective by the Commission under the Securities Act by a date that is nine months from the Closing Date, InCard shall pay to the Company an amount in cash equal to $98,707.50 for each 30-day period thereafter (or a prorated amount thereof for any period less than 30 days based on the number of days within such 30 day period that have passed) until such registration statement is declared effective.

(b) InCard shall not be obligated to take any action to effect any such registration pursuant to Section 2(a) of this Annex II if in the good faith judgment of the board of directors of InCard (the “Board”), such registration would be seriously detrimental to InCard and the Board concludes upon the advice of counsel, as a result, that it is essential to defer the filing of such registration statement at such time, and InCard thereafter delivers to the Company a certificate, signed by the President or Chief Executive Officer of InCard, stating that in the good faith judgment of the Board it would be seriously detrimental to InCard and its stockholders for a registration statement to be filed and therefore in the best interest of InCard and its stockholders to defer the filing of such registration statement, then InCard’s obligation to use its commercially reasonable efforts to register under Section 2(a) of this Annex II shall be deferred for a period not to exceed 90 days from the date of delivery of the written request from the Company; provided, however, that InCard may not utilize this right more than once in any 12 month period. Following the date that the Registration Statement is declared effective by the Commission, the Company shall be permitted, subject to the other provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such Registration Statement during the period of its Effectiveness Period; provided, however, that the Company shall arrange for delivery of a current prospectus to the transferee of the Registrable Securities.

(c) Notwithstanding the foregoing, the parties expressly acknowledge and agree that (i) the registration rights granted to the Company pursuant to this Annex II constitute a material term of its business decision to enter into the Asset Purchase Agreement and consummate the transactions contemplated thereby, and (ii) in the event that the Commission notifies InCard in writing that the registration by InCard of all of the Registrable Securities is prohibited by applicable law or Commission regulations, the parties will negotiate in good faith towards a mutually-acceptable resolution to permit the Company to receive the benefits originally contemplated by the grant of such rights hereunder, to the fullest extent permissible under applicable law or Commission regulation.

3. Registration Procedures. In connection with InCard’s registration obligations hereunder, InCard shall:

(a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), InCard shall (i) furnish to the Company copies of all such documents proposed to be filed and (ii) cause its officers, directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Company’s counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company agrees to furnish to InCard such information regarding the Company, the Registrable Securities held by it, and the distribution proposed by the Company as InCard may reasonably request in writing and as shall be required in connection with any registration referred to in Section 2(a) of this Annex II, and the refusal to furnish such information by the Company shall relieve InCard of its obligations set forth in this Annex II.

(b) i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the provisions set forth in this Annex II), and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as commercially practicable, but in no event later than 30 days following receipt, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as commercially practicable provide the Company true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; provided, that, in the event that the nature and substance of any such comments received from the Commission or any events or circumstances involving InCard at the time of receipt of such comments are such that the Company cannot, in good faith and upon the exercise all commercially reasonable efforts, respond within such 30 day period, then InCard shall use its commercially reasonable efforts to respond to such comments as promptly as commercially practicable after the expiration of such 30 day period.

(c) Notify the Company (which notice shall, pursuant to clauses (ii) through (v) of this Section 3(c), be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) of this Section 3(c), not less than five Trading Days prior to such filing) and (if requested by the Company) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies InCard whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (InCard shall provide true and complete copies thereof and all written responses thereto to the Company); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by InCard of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to the Company, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by the Company, and all exhibits to the extent requested by the Company (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to the Company, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Company may reasonably request in connection with resales by the Company of Registrable Securities or as otherwise may be required under the Securities Act. Subject to the provisions set forth in this Annex II, InCard hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Company in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c) of this Annex II.

(g) Prior to any resale of Registrable Securities by the Company, use its commercially reasonable efforts to register or qualify or cooperate with the Company in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Company under the securities or Blue Sky laws of such jurisdictions within the United States as the Company reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that InCard shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject InCard to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) If requested by the Company, cooperate with the Company to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Registration Statement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Company may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v) of this Annex II, as promptly as reasonably possible under the circumstances taking into account InCard’s good faith assessment of any adverse consequences to InCard and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If InCard notifies the Company in accordance with clauses (ii) through (v) of Section 3(c) of this Annex II to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Company shall suspend use of such Prospectus. InCard will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(j) During the period when copies of the Prospectus are required to be delivered under the Securities Act, file all documents required to be filed pursuant to the Exchange Act.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with the provisions set forth in this Annex II by InCard shall be borne by InCard whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchange or automated interdealer quotation system on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by InCard in writing (including, without limitation, fees and disbursements of counsel for InCard in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Company), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the InCard Common Stock included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for InCard, (v) Securities Act liability insurance, if InCard so desires such insurance, and (vi) fees and expenses of all other Persons retained by InCard in connection with the consummation of the transactions contemplated by this Annex II. In addition, InCard shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Annex II (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or automated interdealer quotation system as required hereunder. Except as may be contemplated by Section 5 hereof, in no event shall InCard be responsible for any broker or similar commissions or any legal fees or other costs of the Company.

5. Indemnification.

(a) Indemnification by InCard. InCard shall, notwithstanding any termination of the provisions set forth in this Annex II, indemnify and hold harmless the Company, its officers, directors, affiliates and agents, and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to which the Company or such controlling persons may become subject insofar as such Losses arise out of or relate to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of or relate to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Company furnished in writing to InCard by the Company expressly for use therein, or to the extent that such information relates to the Company or the Company’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Company expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v) of this Annex II, the use by the Company of an outdated or defective Prospectus after InCard has timely notified the Company in writing that the Prospectus is outdated or defective and prior to the receipt by the Company of the Advice contemplated in Section 7(b) of this Annex II. InCard shall notify the Company promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Annex II of which InCard is aware.

(b) Indemnification by the Company. The Company shall indemnify and hold harmless InCard, its officers, directors, affiliates and agents, and each person who controls InCard (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to which InCard, each of its directors, officers or controlling persons may become subject insofar as such Losses arise out of or based solely upon: (x) the Company’s failure to comply with the prospectus delivery requirements of the Securities Act, (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of or relate to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Company furnished in writing to InCard by the Company expressly for use therein, or to the extent that such information relates to the Company or the Company’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Company expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v) of this Annex II, the use by the Company of an outdated or defective Prospectus after InCard has notified the Company in writing that the Prospectus is outdated or defective and prior to the receipt by the Company of the Advice contemplated in Section 7(b) of this Annex II, and (z) on the part of the Company to comply with the agreements contained in Section 6 of this Annex II with regard to the sale of the Registrable Securities. In no event shall the liability of the Company hereunder be greater in amount than the dollar amount of the net proceeds received by the Company upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Annex II, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Annex II, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If the indemnification under Sections 5(a) or 5(b) of this Annex II is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Annex II, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), the Company shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Company from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Company has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Company.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Resales of Securities

(a) The Company covenants and agrees not to make any sale of all or a portion of the Registrable Securities without satisfying the requirements of the Securities Act and the rules and regulations thereunder, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act as applicable to it.

(b) The Company agrees that it will promptly notify InCard of any changes in the information set forth in the Registration Statement regarding the Company or its plan of distribution.

(c) Each certificate representing Registrable Securities that have not been registered pursuant to this Annex II shall be stamped or otherwise imprinted with legends stating that the Registrable Securities represented by the certificate have been acquired for investment and have not been registered under the Securities Act and that such shares may not be sold, transferred, or pledged in the absence of such registration and/or legends that InCard typically stamps or otherwise imprints on certificates representing unregistered shares of Common Stock (including any legend required under applicable state securities laws or the InCard’s charter documents).

7. Miscellaneous

(a) Other Registration Rights.

(i) As of the Closing Date, InCard has not entered into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Company in this Annex II or otherwise conflicts with the provisions hereof.  Notwithstanding the foregoing, the Company hereby expressly acknowledges that the rights granted to it in Section 7(d) hereof may not be exercised with respect to the Prior Registration Statement.

(ii) From and after the Closing Date, InCard shall not, without the prior written consent of the Company, enter into any agreement with any stockholder or prospective holder of any securities of InCard which would allow such stockholder or prospective holder to include such securities in any registration filed hereunder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder’s securities will not reduce the amount of the Registrable Securities which is so included.

(b) Discontinued Disposition. The Company agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from InCard of the occurrence of any event of the kind described in Section 3(c) of this Annex II or any other event requiring discontinued use of the Prospectus, the Company will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until the Company’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the “Advice”) by InCard that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. InCard will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable.

(c) Transfer of Registration Rights. Except in connection with the transfer of all of the Registrable Securities by the Company to one Person or to up to three Affiliates of the Company in a single transaction pursuant to which all of the rights granted under this Annex II are assigned to such Person, the rights granted under this Annex II may not be assigned by the Company to any Person. In the event that the rights granted under this Annex II are assigned by the Company to a Person in compliance with this Section 7(c), the Company shall provide to InCard written notice at the time of or within a reasonable time after said assignment, stating the name and address of the assignee, and, provided, further, that the assignee of such rights assumes in writing the obligations of the Company under this Annex II.

(d) Piggy-Back Registrations. Subject to Section 7(a) of this Annex II, if at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and InCard shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity, business or assets (other than cash) or equity securities issuable in connection with the stock option or other employee benefit plans, then InCard shall send to the Company written notice of such determination and, if within 30 days after the date of such notice, the Company shall so request in writing, InCard shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, InCard shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for resale pursuant to Rule 144(k) or that are the subject of a then effective Registration Statement.

(e) Procedure for Underwriter Cutbacks. In any circumstance in which all of the Registrable Securities and other shares of Common Stock with registration rights (the “Other Shares”) requested to be included in a registration on behalf of the Company or Persons other than the Company who, by virtue of agreements with InCard, are entitled to include their securities in certain registrations of the Common Stock, including registrations hereunder (the “Other Stockholders”) cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included based on the good faith determination of the InCard board of directors that the inclusion of all such securities would be materially detrimental to the success of the offering, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated first, to the Other Shares requested by the Other Stockholders who have exercised their piggy-back registration rights set forth in their respective agreements entered into with InCard and second, among the Common Stock that InCard desires to include in such registration and the Registrable Securities pro rata based upon the total number of shares of Common Stock that InCard desires to include in such registration and the Registrable Securities, respectively; provided, however, that such allocation shall not operate to reduce the aggregate number of Other Shares, shares of Common Stock that InCard desires to include in such registration and Registrable Securities to be included in such registration if the Company or any Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities or Other Shares allocated to the Company or such Other Stockholder pursuant to the above-described procedure, in which case the remaining portion of his, her or its allocation shall be reallocated among the Company and those requesting Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of total number of shares of Registrable Securities and Other Shares held by the Company and such Other Stockholders, and this procedure shall be repeated until all shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Company and Other Stockholders have been so allocated. Notwithstanding the foregoing, in no event shall this Section 7(e) or any other provision of this Agreement, other than as contemplated by Section 2(c) hereof, operate to reduce the number of Registrable Securities to be included on the registration statement to be filed by InCard pursuant to Section 2(a) hereof.

(f) Market Stand-off. The Company hereby agrees that it will not, without the prior written consent of InCard, sell or otherwise transfer for value any Registrable Securities except as follows:

(i) Up to an aggregate of 25% of the Issued Securities during the period commencing on the Closing Date and ending on the three hundred sixty sixth (366th) day thereafter;

(ii) Up to an aggregate of 55% of the Issued Securities (inclusive of any shares sold pursuant to clause (i) hereof) during the period commencing on the 367th day following the Closing Date and ending on the 732nd day thereafter; and

(iii) Up to all of the Issued Securities during the period following the 732nd day thereafter.

Notwithstanding anything to the contrary herein, the foregoing restrictions shall lapse in their entirety immediately upon the announcement by InCard of a transaction (or series of transactions) resulting in a change of control of InCard.